biovie

Unlocking the science of longevity to develop transformative therapies

Corporate Presentation • September 2023

Forward-looking statements

This presentation contains statements about BioVie's future expectations, plans, strategies and prospects which constitute forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 BioVie has in some cases identified forward-looking statements by using words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and similar expressions. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause BioVie's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are: the Company's ability to raise the substantial capital needed to fund its operations and research and development; risks associated with clinical development and the Company's ability to successfully complete pre-clinical and clinical testing and be granted regulatory approval for its products to be sold and marketed in the United States or elsewhere; the Company's reliance on third parties to conduct its clinical trials and manufacture its product candidates; the Company's ability to establish and/or maintain intellectual property rights covering its product candidates; competition; and other risks described in greater detail in the Company's filings with the Securities and Exchange Commission (the "SEC"). In addition to the risks described above and in BioVie's filings with the SEC, other unknown or unpredictable factors also could affect BioVie's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. You should not place undue reliance on any forward-looking statements. BioVie undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date that these slides are posted to BioVie's website or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Overview

- We believe that TNFα-mediated inflammation
  - Initiates and perpetuates a forward-feeding pro-inflammatory cycle
  - Leads to insulin resistance
  - Accelerates the "DNA methylation" and the aging process
- Our lead asset NE3107 modulates the production of TNFα. In clinical trials, many patients treated with NE3107 experienced:
  - Reduced inflammation and the associated insulin resistance
  - Improved cognition, lowered p-tau levels, and improved brain imaging scans in Alzheimer's Disease (AD)
  - Improved motor control and "morning on" symptoms in Parkinson's disease (PD)
  - Lowered DNA methylation levels
- NE3107 may change the expression of specific genes in a manner that is significantly correlated to observed cognitive and biomarker changes
  - Provides epigenetic basis to explain improvements observed in AD and PD trials
  - Gives optimism for what we may see when Phase 3 AD trial reads out in Q4 2023
- BIV201 reduces fluid build up and has the potential to become the first therapeutic for ascites, a condition with 50% mortality rate within 12 months. Discussions with FDA underway to finalize Phase 3 trial design

Expected Catalysts & anticipated timelines

File NDA
Launch



2023
2024
2025
2026
Q1
Q2
Q3
Q4
Alzheimer's
(NE3107)
Mild/Moderate AD
Phase 3 (US)
?*
?*
Radiance-MCI 1
Open label extension
?
?
Radiance-MCI 2 (Global)
Radiance-AD: Mild/Moderate AD
Phase 3 (Global)
Parkinson's
(NE3107)
SUNRISE-1
Extension study
SUNRISE-2 (Global)
Extension study
Ascites
(BIV201)
Phase
2b
Phase 3

* Two Phase 3 trials are usually required for registration. However, the FDA has allowed filing based on strong data from a single pivotal trial in indications with few therapeutic options.

Far-reaching impact of TNFα-mediated chronic low-grade inflammation

TNFα

IKKβ, JNK → **Insulin resistance**

Diabetes
Metabolic disorders
Parkinson's

→ **Inflammatory factors**

- Cytokines
- Chemokines
- APP, SNCA
- Others

Alzheimer's
Parkinson's
Metabolic disorders
Various cancers
Rheumatoid arthritis
Various autoimmune diseases

Serine kinases → **Tau phosphorylation**

Alzheimer's

DNMT3a,b, TET → **DNA Methylation**

Systems dysregulation of gene expression
Accelerated aging
Various cancers
Cognitive impairment and dementia
Parkinson's disease
Cardiovascular disease
COPD and respiratory disease
Chronic kidney disease
Inflammatory bowel disease
Sepsis
Others

NE3107's mechanism of action



First-in-class molecule with desirable characteristics

- Small molecule; orally bioavailable
- Crosses blood-brain barrier, thus CNS and peripheral applications
- No safety issues identified to date in pre-clinical and clinical trials (up to Phase 2)



Insulin
IRS 1/2
Ras
Raf
MEK
Extracellular signals
(e.g., cytokines, chemokines, Aβ, tangles, etc.)
NE3107
ERK
ERK
NFkB
Cell/Synapse growth,
repair, and regeneration
TNFα
Inflammatory factors
(e.g., IKKβ, JNK, cytokines, etc.)

NE3107 Reduces ERK Activation



p-ERK
DMSO
HE3286
Normalized Fold Expression
0
1
2
3
0
5
15
30
60
120
Minutes after treatment

Lu 2010 Am J Physiol Endocrinol Metab 298 E1036

NE3107 Reduces NFkB Activity



HE3286
Relative NF-kB activity (%)
0
25
50
75
100
Basal
LPS
1 nM
10 nM
100 nM
PD98059
Dex

Wang 2010 J Pharmacol Exp Ther 333 70

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1. Sun et al. *Int. J. Mol. Sci.* 2022, 23, 8972.

NE3107 in Alzheimer’s Disease

NE3107 modulates inflammation at the central hub, thereby potentially reducing downstream cascade



APP mRNA
Popsiphen
APP
Bryostatin 1, APH-1104, Avanex2-73
Amyloid β
ABvac40, BAN2401, aducanumab, AR1001, Crenezumab, CAD106, lecanemab, LM11A-31-BHS, Donanemab, LY3372993, Anle138b, ALZ801, BEY2153, Gantenerumab
AAV-rh.10h
APOE4
COR388
Gingipains
Aβ aggregation
Plaques
Phagocytosis
ALZT-OP1, Sargramostim
UPR, ER Stress
AMX0035
Mitochondria
Tricaprilin
Apoptosis
TLR4
Filamin A
Simufilam
NE3107
ERK Activation
NFκB Activation
TNFα
Cytokines, APP, etc
IKKβ, JNK
RAGE
TNFR1
TRx0237, Salsalate, PU-AD, BEY2153
Tangles
Phospho-Tau
Tau mRNA
Ionis MAPTRx
Tau
ABBV-8E12, BIIB092,Semorinemab, BIIB076, Zagotenemab, Lu AF87908, ACI-35, JNJ-63733657
AGEs
Azeliragon
TNF
XPro1595
Aging
AAV-hTERT, GRF6019
Mast cell activation
ALZT-OP1, Mastinib
Corticosteroid
MK4334
Intestinal biome
Rifaximin
Insulin resistance
Inhaled Insulin, T3D-959, Liraglutide, Empagliflozin, Metformin
Microglia & Astrocytes
Tregs
GB301, JNJ-40346527, BCG Vaccine
AL002, AL003, VX-745
Neuronal death
Neuroprotection & regeneration
BPN14770, ATH-1017, Solvatelide, NNI-362, J147, Edonerpic, GV1001, CT1812

Neuroinflammation and insulin resistance are described as primary factors leading to cognitive decline and neuronal loss in AD: Neuroinflammation ~3,400 publications. Insulin resistance ~900 publications

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Investigator-Sponsored Trial in MCI and Mild Alzheimer's Disease, NCT05227820

An open-label, Investigator-Initiated exploratory biomarker study in patients who have MCI to Mild AD

- 55-89 years old, males and females experiencing cognitive decline with Clinical Dementia Rating (CDR) score of 0.5 to 1, suggesting mild cognitive impairment to mild dementia
- Study seeks to measure changes in cognition through verbal and visual test procedures and changes in biomarkers of Alzheimer's disease and inflammatory and metabolic parameters that can be measured in the CNS with advanced neuroimaging techniques in patients before and after treatment with 20 mg of NE3107 twice daily for 3 months
- Use advanced functional magnetic resonance imaging (fMRI) to assess change from baseline to completion
  - Change in glutathione levels will be analyzed as measured by Magnetic Resonance Spectroscopy (MRS)
  - Change in Diffusion Tensor Imaging - Neurite Orientation Dispersion Density Imaging (DTI-NODDI) to assess stabilization and or improvement in dendritic density
  - Change in Arterial Spin Labeling (ASL); change in functional connectivity of the nucleus basalis of meynert (NBM) with both hippocampi as well as between both hippocampi; and change in Neurovascular Coupling (NVR) as measured on BOLD imaging
- Additional exploratory endpoints
  - Clinical Dementia Rating Change as calculated from the Quick Dementia Rating Scale (QDRS) Change
  - Montreal Cognitive Assessment (MoCA) Change
  - Alzheimer's Disease Assessment Scale - Cognitive Subscale (ADAS-Cog11) Change
  - Mini-Mental State Examination (MMSE) Change
  - Glucose Serology/Metabolic Level Change
  - DNA methylation Change

Significant improvements in ADAS-Cog12 assessment of cognition among MCI/Mild AD patients

MMSE >=20 patients



Worsen
Improvement
Baseline & Post-treatment Scores (Mean ±95% CI)
50
40
30
20
10
0
Baseline
Month 3
Absolute Change from Baseline (Mean ±95% CI)
10
5
0
-5
-10
Month 3
Percentage Change from Baseline (Mean ±95% CI)
40
0
-40
Month 3

13/18 improved (72%)[1]
Mean Absolute Change = -2.2 (p=0.0173)
Mean % Change = -21.1% (p=0.0079)

1. Among responders: Mean Absolute Change = -3.718 (p=0.0003); Mean % Change = -36.2% (p<0.0001)

Cognitive improvements consistent across multiple assessment scales

Assessment	All Patients (N=23)	MCI/Mild AD (n=18)
ADAS-Cog12	−0.913	**−2.167***
MMSE	−0.74	−0.39
MoCA	−0.04	0.56
QDRS	−0.54	**−1.56***
CDR	0.04	**−0.11***
ADCOMS	0.0049	**−0.07***

ADAS-Cog12 = Alzheimer's Disease Assessment Scale-Cognitive
MMSE = Mini-Mental State Examination
MoCA = Montreal Cognitive Assessment
QDRS = Quick Dementia Rating System
CDR = Clinical Dementia Rating scale
ADCOMS = Alzheimer's Disease Composite Score

Green = Improvement
* $p<0.05$

Improvements in TNFα significantly correlated to improvements in ADAS-Cog12

MMSE >=20 patients



Correlation = 0.59 (p*=0.0259)
95% CI [.088, 0.854]
ADAS-Cog12 Change from Baseline
5
0
5
0
-5.0
-2.5
0.0
2.5
Absolute TNFα Change from Baseline, pg/ML

* Pearson Correlation Test

Significant improvements in CSF p-tau

MMSE >=20 patients


Baseline & Post-treatment Values, pg/ML (Mean ±95% CI)
Absolute Change from Baseline, pg/ML (Mean ±95% CI)
Percentage Change from Baseline (Mean ±95% CI)
Baseline
Month 3

10/16 improved (63%)[1]
Mean Absolute Change = -1.66 (p=0.0343)
Mean % Change = -4.93% (p=0.0852)

- NE3107 decreased CSF p-tau by 5% over 3 months among MCI/Mild AD patients
- Due to NE3107's mechanism, reduction in p-tau levels are expected to increase and accumulate over time

1. Among responders: Mean Absolute Change = -3.22 (p=0.0027); Mean % Change = -10.8% (p=0.0053)

Arterial Spin Label Imaging suggests NE3107 enhances blood flow in the brain, a marker for brain activity

- Arterial Spin Label Imaging looks at the flow of oxygenated hemoglobin
- Yellow indicates the most relative enhancement of flow while red indicates enhancement

Patient N08 – Global Rating of Change +3.5 (Partner Reported)


Baseline
After treatment

- 17% of 17 patients with MMSE >=20 had "signal" improvements in the ASL in relevant areas (temporal parietal occipital) compared to baseline. Increased blood flow serves as a marker for brain activity
- 12% of 17 patients declined

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Blood Oxygen Level-Dependent (BOLD) imaging shows NE3107 can reduce hyperactivation of the hippocampus[1] towards normal

- BOLD imaging looks at the release of oxygen from blood to the tissues and characterizes network connectivity
- Image coloration indicates hyperactivation by stressed cells seeking help

Patient N08 – Global Rating of Change +3.5 (Partner Reported)


Baseline
After treatment

Among patients with MMSE >=20

- Left lobe: 44% of 17 patients improved while 6% declined
- Right lobe: 39% of 17 patients improved while 6% declined

1. Aβ-induced change causes hyperactivity in cortical and hippocampal neurons as well as network hypersynchrony. Busche and Konnerth. 2016 Phil. Trans. R. Soc. B 371: 20150429

Current understanding provides optimism for the Phase 3 trial in Mild to Moderate Alzheimer's expected to read out in Q4 2023

A Phase 3, Double-blind, Randomized, Placebo-controlled, Parallel Group, Multicenter Study of NE3107 in 316 to 400 Patients who have Mild to Moderate AD

- Pivotal study for Alzheimer's disease. Two weeks each of 5 mg and 10 mg BID dose titration followed by 26 weeks of 20 mg twice daily vs. placebo, approximately 160 subjects in each arm, 80% power
- Diagnosed with AD and without evidence of a vascular contribution. Mild to moderate disease. CDR 1-2. MMSE 14-24.
- 60-85 years old, males and females
- Randomization stratified by MMSE and Homeostatic Model Assessment 2 Insulin Resistance (HOMA2)
- Co-primary endpoints
  - Mean change from Baseline to Week 30 in the twelve-question form of the Alzheimer's Disease Assessment Scale-Cognitive (ADAS-Cog 12) comparing the NE3107 group to the placebo group
  - Mean change from Baseline to Week 30 in Alzheimer's Disease Cooperative Study-Clinical Global Impression of Change (ADCS-CGIC) comparing the NE3107 group to the placebo group
- Secondary endpoints
  - ADCS-ADL (functional), ADCOMS (4 Alzheimer's Disease Assessment Scale–cognitive subscale items, 2 Mini-Mental State Examination items, and all 6 Clinical Dementia Rating-Sum of Boxes items), NPI-12 (care-giver rating of behavioral changes), MMSE, CDR
  - Glycemic control: HOMA2, Mean Amplitude of Glycemic Excursion (MAGE) using continuous glucose monitoring, fructosamine levels, post-prandial glucose and fasting blood glucose vs time.
  - MRI total hippocampus volume change, baseline to end of treatment in a subset of approximately 50% of active and placebo subjects
  - Target engagement assessed in a small subset of active and placebo subjects using PET to quantify cortical glucose utilization

NE3107 in Parkinson’s Disease

Parkinson's Disease Clinical Development Program

NM201 Phase 2

- Satisfying FDA requirement for drug-drug interaction study with L-dopa
- Detect efficacy signal for NE3107's pro-motoric activity

40 patients with defined L-dopa "off state", 1:1 active: placebo, 20 mg BID for 28 days

- **Safety assessments**: Standard measures of patient health, L-dopa PK and DDI
- **Efficacy assessments:** MDS-UPDRS* parts 1-3, Hauser ON/OFF Diary, Non-Motor Symptom Scale

* Motor Disease Society Unified Parkinson's Disease Rating

NE3107-treatment patients experienced fewer motor symptoms before morning drug administration



Day 28 Improvement in Motor Control vs. Day 1
All Patients
Patients <70 years old
UPDRS Part 3 Score – Day 28 change from Day 1
0
-5
-10
-15
-20
-25
Improvement
0 1 2 3 4 8 0 1 2 3 4 8
Hours post administration
NE3107 + Levodopa
Levodopa alone

	NE3107	Placebo
"On" at t=0	6	0
Total patients	20	19
P-value*	0.02	

* Fisher's exact test

Larger proportion of patients treated with NE3107 had >30% improvements in motor control



Percentage of patients experiencing >30% improvement at Day 28 vs. Day 0
Levodopa alone
NE3107+Levodopa
NE3107+Levodopa, <70 years old
Percent of patients
Hours after administration
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
8
36.4
35.0
33.3
59.1
65.0
66.7
63.6
80.0
88.9
59.1
70.0
77.8
54.5
55.0
66.7
54.5
60.0
77.8

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Desirable pharmacokinetics – no observed DDI

0-8 hr 231 ngh/mL (SD 22.38)



Mean NE3107 ng/mL in Plasma
100.0
10.0
01.0
NE3107, ng/mL
0
0.5
1
2
3
4
8
Day 14 hours post dose



NE3107 Treated Plasma Levodopa
2000
1500
1000
500
0
Levodopa ng/mL
0
0.5
1
2
3
4
8
Hr post Levodopa administration
Day 1 ave
Day 14 ave



Placebo Treated Plasma Levodopa
3000
2500
2000
1500
1000
500
0
Levodopa ng/mL
0
0.5
1
2
3
4
8
Hr Post Levodopa Administration
Day 1 ave
Day 14 ave

NE3107 in Longevity

Impact of wear & tear on a laser's ability to decode DVDs

Clean DVD leads to clear picture and sound





Scratches & smudges lead to skips and blurs





Quality of picture is dependent on the laser's ability to clearly decode the disk …

The same thing happens in our body

DNA methylation

- DNA methylation happens when methyl groups are added to our DNA
  - DNA methyltransferases add methyl groups to DNA
  - Functionally the equivalent of scratches and smudges on a DVD surface
  - The methyl groups interfere with RNA polymerase's ability to decode DNA
- DNA methylation may happen where a cytosine is positioned next to guanine and is separated by a phosphate group (CpG)
  - 28 million CpGs in genome
- Hypermethylation of DNA is associated with many disease conditions


Mitotic chromosome
Mitotically retained TF Foci
Nucleosome
Histone modification
Micro-RNA
Methylated DNA
Me
Me
Me

Observations about DNA methylation

- DNA methylation increases as we age
- DNA methylation can be affected by behavioral (diet, exercise) and environmental factors
- DNA hypermethylation is associated with a large number of disease conditions, including various forms of cancers, age-related cognitive impairment and dementia, Parkinson's disease, cardiovascular disease, COPD and respiratory disease, chronic kidney disease, inflammatory bowel disease, sepsis, and many others*
- Inflammation has been shown to be a driver of hypermethylation of DNA**
- Extent of DNA methylation can be measured by various "clocks"

* Wang Z Nucleic Acids Research, 2020, Vol. 48, No. 5; Sugden K Neurology 2022;99:e1402-e1413; Tang X DOI: 10.1002/mds.29157; Tabaeia S Artificial Cells, Nanomedicine, and Biotechnology, 47:1, 2031-2041; Qiu W Am J Respir Crit Care Med Vol 185, Iss. 4, pp 373–381, Feb 15, 2012; Rysz C Int. J. Mol. Sci. 2022, 23(13), 7108; Kraiczy J Mucosal Immunology volume 9, pages 647–658 (2016); Rump K Sci Rep 9, 18511 (2019)

** Jang et al. Int J Mol Sci. 2021 Mar; 22(5): 2719; Stenvinkel P doi: 10.1111/j.1365-2796.2007.01777.x

DNA methylation “clocks” measure extent of aging and biological function



Chronological clocks
Bocklandt clock
3 CpGs (3 genes)
Saliva
Koch/Wagner age measure
5 CpGs (5 genes)
Various cell types
Florath’s age predictor
17 CpGs (12 genes)
Blood
Horvath clock
353 CpGs (344 genes)
Multi-tissue
Hannum clock
71 CpGs (94 genes)
Blood
Weidner clock
3 CpGs (3 genes)
Blood
Huang’s age predictor
5 CpGs (5 genes)
Blood
Zbiec-Piekarska’s age predictor
5 CpGs (5 genes)
Blood
Zhang’s age predictor
514 CpGs (396 genes)
Blood and Saliva
health
death
CpGs
disease
Algorithm selects CpGs associated with:
chronological age
aging phenotypes
Reflects:
age-related DNAm changes shared between individuals (intrinsic ageing processes beyond the effect of disease)
inter-individual variability in DNAm changes contributing to aging decline & disease
Captures association with:
aging phenotypes
aging phenotypes & external drivers influencing age-related DNAm
Biological clocks
Yang clock (epiTOC)
385 CpGs (175 genes)
Blood
Zhang’s mortality clock
10 CpGs (4 genes)
Blood
Youn and Wang clock (MiAge)
286 CpGs (159 genes)
8 TTGA cancer tissue
Levine’s DNAm PhenoAge
513 CpGs (505 genes)
Blood
Lu’s GrimAge
1030 CpGs
Blood
Lu’s DNAmTL
140 CpGs (133 genes)
Blood

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NE3107 significantly reduced DNA methylation as measured by the SkinBloodAge Clock

- Dr. Steve Horvath* developed an extremely precise Biological age DNA methylation clock, the **DNAmethylation SkinBloodAge**
- The biological clock age was in close agreement with the chronological age (72.3 vs 71.6; +0.98%) at baseline
- After 3 months treatment with NE3107 there was a decrease in DNA methylation commensurate with 3.3 years reduction on the Skin Blood Clock (68.1 vs 71.6; -4.9%)


DNA Methylation Age Skin Blood Clock (Mean ± 95% CI)
90
80
70
60
50
baseline
month3
Change from Baseline (Mean ± 95% CI)
10
5
0
-5
-10
month3

19/22 decreased (86%)
Mean Absolute Change = -3.3 years (p=0.0021)

* Professor of Human Genetics at the UCLA David Geffen School of Medicine and Professor of Human Genetics & Biostatistics at the UCLA Field School of Public Health

Lower DNA methylation of the CEP112 gene significantly correlated with measures of cognition


CEP112
Δβ cg01504018
-0.45
-0.50
-0.55
-0.60
-15
-10
-5
0
5
10
ADAS-Cog11
r 0.502
p 0.017
n 22
CEP112
Δβ cg01504018
-0.45
-0.50
-0.55
-0.60
-1.0
-0.5
0.0
0.5
1.0
1.5
CDR
r 0.449
p 0.036
n 22
CEP112
Δβ cg08117436
-0.45
-0.50
-0.55
-0.60
-0.65
-0.70
-0.4
-0.2
0.0
0.2
0.4
0.6
ADCOMS
r 0.458
p 0.032
n 22

- CEP112 encodes a coiled-coil domain containing protein that belongs to the cell division control protein 42 effector protein family. In neurons, it localizes to the cytoplasm of dendrites and is also enriched in the nucleus where it interacts with the RNA polymerase III transcriptional repressor Maf1 to regulate gamma-aminobutyric acid A receptor surface expression.
- CEP112 was identified as a hub gene expressed in control compared to Alzheimer's disease in modeling of cognitive reserve.* It is thought to be important in the maintenance of cognitive reserve, and its is decreased in AD.
- Decreasing DNA methylation of CEP112 may result in increased expression, and this would be consistent with the correlations of CEP112 DNAm and ADAS-Cog11, CDR and ADCOMS scores.

* Zhang 2020 Alzheimers Res Ther 12 165

>3,000 correlations between reductions in DNAm of various CpGs and cognitive, biomarker and neuroimaging endpoints

Frequency of significant Spearman correlations between changes in DNAm (individual CpG residues) and clinical measures after 14 weeks of treatment

Clinical measure	Insulin signaling[a]	Anti-oxidant[b]	Anti-inflammatory[c]	Anti-apoptotic[d]	Anti-amyloid[e]	Neuro-stimulatory[f]
MRI neuroimaging						
Hippocampus	16	24	9	4	3	1
Grey matter[g]	91	78	24	24	22	26
Frontal lobe	238	152	44	49	36	69
Temporal lobe	181	112	26	28	13	49
Parietal lobe	91	154	40	47	14	74
Occipital lobe	42	28	9	2	2	5
Glutathione	67	43	27	14	8	20
Cognitive assessments						
CDR	15	23	13	5	5	10
MMSE	31	29	18	7	3	5
ADAS-Cog11	26	16	12	4	9	8
ADCOMS	13	17	4	3	5	8
MoCA	23	8	8	2	2	6
QDRS	10	19	6	3	1	8
PDQ-9	71	49	22	6	17	18
Biomarkers						
pTau	22	26	6	6	3	12
pTau/Aβ42	46	43	19	6	5	15
Aβ42	11	24	9	7	1	15
Tau	34	38	10	2	2	15
TNF-α	23	17	14	7	8	8

[a]INS, INSR, IGF, IGFR, IRS, AKT, and PI3K; [b]GST, GPX, GSS, GSR, AATF, ARSB, ATM, NEDD4, ZMAT, TXN, TXNRD, and PRDX; [c]IL6, IL4, IL10, IL13, NFKBIB, SIRT, and LRRFIP1; [d]IAP and BIRC; [e]SORL1, PIGK, UBA1, and ZNF331; [f]NEUROD1, BDNF, NGF, NTRK, NTF3, and CEP112; [g]Subcortical grey matter.

Summary of findings

- We believe the data suggest that observed clinical findings and measured changes in DNA methylation and biomarkers are not accidental
- Data show that patients treated with NE3107 experienced reduced DNA methylation
- Data also show that NE3107 may have changed the expression of specific genes in a manner that is significantly correlated to observed cognitive and biomarker changes

biovie

BIV201 in Ascites

BIV201 Disease Target: Refractory Ascites

Refractory ascites patients typically undergo paracentesis to remove ascites fluid every week to 10 days

Paracentesis:

Withdrawal of 5–10L of ascites fluid (on average) from abdomen using a large bore needle

Provides a few days of symptomatic relief

The kidneys are "burning out" by retaining massive quantities of salt and water

Patients suffer frequent life-threatening complications

No remaining options except for TIPS[1] surgery or liver transplant

Estimated $670 million addressable US market with 20,000[2] targeted patients

No drugs ever approved by FDA to treat ascites


Our first disease target is ascites, the accumulation of 5+ liters of fluid in the abdomen.

1. TIPS = transjugular intrahepatic portosystemic shunt to channel blood flow around the liver
2. Derived from Scaglione *J Clin Gastroenterol.* 49(8):690-6; D'Amico *Journal of Hepatology,* Volume 44, pp. 217-231; D'Amico *Aliment Pharmacol Ther.* 39(10):1180-93; Samonakis *World Journal of Hepatology,* 6(7), pp. 504-512; Sivanathan *Dtsch Med Wochenschr,* Volume 139, pp. 1758-1762 and Gines *New England Journal of Medicine,* 350(16), pp. 1646-1654.

Prefilled Syringe with Patent-pending Liquid Formulation

BIV201*	Our liquid formulation of terlipressin. We will seek patent protection in the US, Europe, China and Japan
Accurate dosing	Eliminates mixing minute quantities of powder terlipressin that could result in medication errors or sterility loss
Enhanced convenience	Simply inject fluid into the saline bag and attach to pump

BIV201 Prefilled Syringe
Stable for 18+months at room temp.

Needle or Connector

50 mL bag of saline for insertion into pump

Portable pump
Carried in small satchel


0.9% Sodium Chloride Injection USP

*In clinical trials; not approved by FDA

BIV201 Phase 2b trial

- Originally targeted 30 patients randomized 2:1
- Paused enrollment based on encouraging data from the first 15 patients informing next steps
  - 10 randomized to BIV201; 5 randomized to standard of care
  - 5 completed 2 X 28-day cycles
  - 5 discontinued treatment during or at end of Cycle 1

Change in ascites volume 28d pre- vs post-treatment


% Change from Baseline: Mean +− 90%CI
0
-40
-80
BIV201 Completed
BIV201 discontinued
SOC only

- 53% reduction in ascites volume among patient completing BIV201 treatment
- 15% reduction among patients who started but did not complete treatment
- 3.1% increase for SOC patients
- p<0.001

Expected Catalysts & anticipated timelines



File NDA
Launch
2023
2024
2025
2026
Q1
Q2
Q3
Q4
Alzheimer's
(NE3107)
Mild/Moderate AD Phase 3 (US)
?*
Radiance-MCI 1
Open label extension
?
Radiance-MCI 2 (Global)
Radiance-AD: Mild/Moderate AD Phase 3 (Global)
Parkinson's
(NE3107)
SUNRISE-1
Extension study
SUNRISE-2 (Global)
Extension study
Ascites
(BIV201)
Phase 2b
Phase 3

* Two Phase 3 trials are usually required for registration. However, the FDA has allowed filing based on strong data from a single pivotal trial in indications with few therapeutic options.

Commercial potential in US market alone*

Alzheimer's

$30B

Annual sales for every 1 million people treated

- 15% market penetration
- $30K/year – much lower all-in cost vs. competition

Parkinson's

$3B

Annual sales for every 100,000 people treated

- 10% penetration of US market
- $30K/ year

Ascites

$1.6B

US peak sales

- $45K/year
- 45% market penetration
- 2026 launch
- 2032 peak sales

*Company estimates

Leadership Team

Deep expertise provides a strong foundation for success



Cuong Do, President & Chief Executive Officer

30+ years in biopharma & technology
President, Samsung Global Strategy Group
Chief Strategy Officer for Merck
Senior partner at McKinsey & Company



Joseph Palumbo, MD, Chief Medical Officer

30+ years treating patients; 25+ years in biopharma
CMO, Zynerba
Global Head of Medical Science & Translational Research, Global Head & Psychiatry Franchise Medical Leader, J&J



Penelope Markham, Liver Cirrhosis Program

25 years in biopharma drug development
Lead Scientist Terlipressin (LATPharma/ BioVie 11 years)
Head Research Biology Protez Pharma
Co-founder/Director of Research Influx Inc.



Sarah Hoit, Chief Social Impact Officer

30+ years in Social Impact, healthcare and technology
CEO & Co-Founder for Connected Living, Inc
CEO & Founder for Explore, Inc
Deputy Director of AmeriCorps in White House



Chris Reading, PhD, Neurodegenerative Disease Program

40+ years in biopharma
Chief Scientific Officer, Hollis-Eden Pharmaceuticals
VP of Product and Process Dev. for Systemix
U Texas Dept. of Tumor Biology



Clarence Ahlem , Neurodegenerative Disease Program

35+ years in biopharma
Vice President, Product Development Harbor Therapeutics
Director, Product Development, Hollis-Eden Pharmaceuticals
US San Diego



J. Wendy Kim, Chief Financial Officer

35 years in finance/ accounting
As CFO managed corporate finance and operations groups
Closed M&A transactions and secured financings
Combined 22 years at KPMG and BDO LLP

Recap

- We believe that TNFα-mediated inflammation
  - Initiates and perpetuates a forward-feeding pro-inflammatory cycle
  - Leads to insulin resistance
  - Accelerates the "DNA methylation" and the aging process
- Our lead asset NE3107 modulates the production of TNFα. In clinical trials, many patients treated with NE3107 experienced:
  - Reduced inflammation and the associated insulin resistance
  - Improved cognition, lowered p-tau levels, and improved brain imaging scans in Alzheimer's Disease (AD)
  - Improved motor control and "morning on" symptoms in Parkinson's disease (PD)
  - Lowered DNA methylation levels
- NE3107 may change the expression of specific genes in a manner that is significantly correlated to observed cognitive and biomarker changes
  - Provides epigenetic basis to explain improvements observed in AD and PD trials
  - Gives optimism for what we may see when Phase 3 AD trial reads out in Q4 2023
- BIV201 reduces fluid build up and has the potential to become the first therapeutic for ascites, a condition with 50% mortality rate within 12 months. Discussions with FDA underway to finalize Phase 3 trial design

Thank You

Background on NE3107



First-in-class molecule with desirable characteristics

- Small molecule; orally bioavailable
- Crosses blood-brain barrier, thus CNS and peripheral applications
- No safety issues identified to date in pre-clinical and clinical trials (up to Phase 2)

- Originated by Hollis-Eden Pharmaceuticals (renamed Harbor Therapeutics)
  - NE3107[1] is a synthetic analogue of a metabolite of the adrenal hormone DHEA
- Phase 1 and 2 trials in diabetic patients showed that NE3107:
  - Showed no differences in AEs compared to placebo
  - Decreased insulin resistance, postprandial glucose and HbA1c compared to placebo
  - Decreased inflammation-driven systems dysregulation of inflammatory, hematopoietic and metabolic parameters compared to placebo
- Neurmedix eventually bought the assets and hired the lead scientists with the mandate to:
  - Determine NE3107's mechanism of action
  - Get the drug back into the clinic
- NE3107 turns out to have a very unique and unexpected mechanism of action

1. Previously known as HE3286

Prior NE3107 Clinical Studies

Phase 1[1]

Obese, impaired glucose tolerant healthy volunteers

NE3107:

- Improved insulin-stimulated glucose disposal, assessed by hyperinsulinemic, euglycemic glucose clamp procedures
- Decreased C-reactive protein (CRP[2]) and increased HDL and adiponectin (both associated with benefit in AD)
- Showed no differences in AEs compared to placebo

Phase 2[3]

Obese and inflamed type 2 diabetes subjects

NE3107:

- Decreased insulin resistance, postprandial glucose and HbA1c compared to placebo
- Decreased inflammation-driven systems dysregulation of inflammatory, hematopoietic and metabolic parameters compared to placebo[4]
- Showed no differences in AEs compared to placebo

1. Reading *Mediators Inflamm* 2013 814989
2. CRP is a nonspecific marker of inflammation that is increased in the brain and serum of patients with Alzheimer's disease (AD), and has been associated with increased risk of developing dementia
3. Reading 2013 *Obesity* 21 E343
4. Systems dysregulation in diabetes has been shown to increase risk for AD, and similar systems dysregulation of laboratory and clinical parameters is correlated with AD progression.

NE3107's ability to enhance insulin sensitivity reproduced in humans in Phase 1 trial with impaired glucose tolerance patients

Improved insulin-dependent glucose disposal in 48 obese, inflamed subjects



HE3286
Day 29 M Value Change
3
2
1
0
-1
-2
-3
-4
1 2 3 4 5 6 7 8 9 10
Baseline M
r² = 0.54, P < 0.0001)



Placebo
Baseline M
3 4 5 6 7 8
0
-1
-2
-3
-4
Day 29 M Value Change
r² = 0.004, P < 0.9)

Day 29 Glucose disposal rate (M, measured in mg/kg/min in glucose clamp studies) value change as a function of baseline M

Reading 2013 Obesity 21 E343. Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Insulin sensitizing improvement also brought improvements in AD indicators

In a Phase 1 study 48 obese subjects with impaired glucose tolerance, NE3107 ...

Increased insulin sensitivity ...


Proportion of patients with improvements (%)
**
**
52
75
27
0
0
0
All
<4.2
>4.2

... increased HDL ...


*
*
9
52
0
58
17
45
All
<4.2
>4.2
Baseline M***

... decreased CRP ...


*
*
36
73
20
91
50
50
All
<4.2
>4.2

... and increased adiponectin


Placebo
HE3286
Adiponectin
(Day 28 Change)
μg/mL
3
2
1
0
-1
-2
*
All
Placebo
HE3286

Fischer's exact test p<0.05 **p<0.01 *** Baseline glucose disposal rate (M) measured in mg/kg/min. Median baseline is 4.2
Source: Reading 2013 Obesity 21 E343. Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

NE3107's ability to enhance insulin sensitivity reproduced in humans in Phase 2 trial with T2D patients

Improved the homeostatic model assessment of insulin resistance …



ΔHOMA2 IR
3
2
1
0
−1
−2
HE3286
Placebo

Cohort 1 baseline MCP-1 > 40 pmol/L individual subject changes in homeostatic model assessment of insulin resistance at Day 84

… decreased postprandial glucose …



Δ1.5-anhydroglucitol (μmol/L)
40
30
20
10
0
−10
−20
−30
HE3286
Placebo

Pooled cohorts 1 and 2 changes at Day 84

… decreased HbA1c …



ΔnHbA1c (%HB)
1
0
−1
−2
−3
HE3286
Placebo

Day 112 cohort 2 baseline BMI > 31 kg/m²

… decreased insulin resistance in inflamed T2D patients

Effect	Value	Change		P	Test[g]
		HE3286	Placebo		
ΔHOMA2 IR[c]	Day 84 mean	−0.1	+0.4	0.02	t-test

biovie

Reading 2013 Mediators Inflamm 814989. Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Inflammation drives systems dysregulation

- Patients with increasing metabolic disease show greater variability for individual hematology, metabolic and chemistry values
- Indicates increasing dysregulation

DL: dyslipidemic placebo group, IGT: impaired glucose tolerant placebo group, Naïve: treatment-naïve uncontrolled T2DM placebo group, MET: uncontrolled T2DM placebo group on a stable dose of metformin

Hb: hemoglobin, Hct: hematocrit, RBC: red blood cell count, MCV: mean cell volume, MCH: mean corpuscular hemoglobin, MCHC: mean corpuscular hemoglobin concentration, HbA1c: hemoglobin A1c, HDL: high density lipoprotein cholesterol, LDL: low density lipoprotein cholesterol.

#Statistically Significant Welch ANOVA). *Statistically significant 2-sided FF test.


RBC
Hct
MCV
MCH
MCHC
Hb
HbA1c
Platelets
Fasting glucose
Cholesterol
HDL
LDL
CV
Healthy DL IGT Naïve MET

Reading 2013 Mediators Inflamm 814989

NE3107 decreased systems dysregulation in a Phase 2 study in advanced T2D patients

Heteroscedasticity* investigated by analyzing data distributions for normality (Shapiro-Wilks W test)

- Deviations from normal distribution represents dysregulation

Placebo patients had significantly abnormal data distributions after 84 days of treatment whereas NE3107 subjects did not

- Placebo patients had many parameters that significantly deviated from normal distribution (i.e., dysregulated)
- NE3107 treatment reduced systems dysregulation

Group	Cohort 1	MCP-1 > 40	Cohort 2	BMI > 31	
HE3286	n=44	n=22		n=35	n=12
Placebo	n=51	n=25		n=34	n=15

Group	Day	Parameter	HE3286 W test P	Placebo W test P
Cohort 1	84	ΔInsulin[d]	>0.1	**<0.0001**
		ΔC-peptide	>0.1	**<0.0001**
		ΔFasting glucose	>0.1	**0.02**
		ΔHOMA2 %B	>0.1	**<0.0001**
		ΔHOMA2 IR	>0.1	**0.002**
		Δleptin	>0.1	**0.005**
Cohort 1 MCP-1 > 40[b]	84	ΔHbA1c	>0.1	**0.006**
		ΔFasting glucose	>0.1	**0.02**
		ΔHOMA2 %B	>0.1	**<0.0001**
Cohort 2	84	ΔnHbA1c	>0.1	**0.04**
		ΔInsulin	>0.1	>0.1
		ΔFasting glucose	>0.1	**0.03**
		ΔHOMA2 %B	>0.1	>0.1
		ΔMCP-1	>0.1	**0.005**
		ΔTriglycerides	>0.1	**<0.0001**
	112	ΔnHbA1c	>0.1	**0.0007**
		ΔInsulin	>0.1	>0.1
		ΔFructosamine	>0.1	**0.002**
		ΔHOMA2 %B	>0.1	**<0.0001**
Cohort 2 BMI > 31[c]	84	ΔHOMA2 %B	>0.1	**0.007**
		ΔMCP-1	>0.1	>0.1
		ΔTriglycerides	>0.1	>0.1
	112	ΔInsulin	>0.1	**<0.0001**
		ΔC-peptide	>0.1	**<0.0001**
		ΔHOMA2 %B	>0.1	**<0.0001**
		ΔHOMA2 IR	>0.1	**<0.0001**

biovie

* Heteroscedasticity describes differences in variances between groups. Reading 2013 Mediators Inflamm 814989. Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

Large majority of patients improved significantly on the Global Rating of Change (overall impression)

All patients



Improvement
Worsen
Absolute Change from Baseline (Mean ±95% CI)
5
4
3
2
1
0
-1
-2
-3
-4
-5

Clinician Observation	Patient Reported	Partner Reported
18/23 (78%)	18/23 (78%)	13/23 (57%)
Mean = +1.70	Mean = +2.22	Mean = +1.07
p=0.0038	p=0.0001	p=0.0375

MMSE >=20 patients



Absolute Change from Baseline (Mean ±95% CI)
5
4
3
2
1
0
-1
-2
-3
-4
-5

Clinician Observation	Patient Reported	Partner Reported
17/18 (94%)	15/18 (83%)	11/18 (61%)
Mean = +2.67	Mean = +2.08	Mean = +1.69
P<0.0001	p=0.0012	p=0.0011

biovie

GRC Scale: +5 = completely recovered; -5 = very much worse

Improvements on TNFα among MCI/Mild AD patients

Tumor Necrosis Factor Alpha (TNFα) is a cytokine identified as a major regulator of inflammation whereby its excessive activation is associated with chronic inflammation[1]

MMSE >=20 patients



Baseline & Post-treatment Values, pg/ML (Mean ±95% CI)
10.0
7.5
5.0
2.5
0.0
Baseline
Month 3
Absolute Change from Baseline, pg/ML (Mean ±95% CI)
10
5
0
-5
10
Month 3
Percentage Change from Baseline (Mean ±95% CI)
200
100
0
-100
-200
Month 3

9/14 improved (64%)[2]
Mean Absolute Change = -0.563 (p=ns)
Mean % Change = -18.5% (p=ns)

biovie

1. Jang et al. Int J Mol Sci. 2021 Mar; 22(5): 2719.
2. Among responders: Mean Absolute Change = -1.11 (p=ns); Mean % Change = -47.6% (p=0.003)

Significant improvements in the CSF p-tau : Aβ_{42} Ratio, a predictive measure of PET amyloid status[1]...

MMSE >=20 patients



Baseline & Post-treatment Scores (Mean ±95% CI)
0.20
0.15
0.10
0.05
0.00
Baseline
Month 3
Absolute Change from Baseline (Mean ±95% CI)
0.04
0.02
0.00
-0.02
-0.04
Month 3
Percentage Change from Baseline (Mean ±95% CI)
40
20
0
-20
-40
Month 3

7/11 improved (64%)[2]
Mean Absolute Change = -0.0024 (p=0.0401)
Mean % Change = -5.18% (p=0.077)

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1. Campbell et al. *Alzheimers Dement (Amst)*. 2021; 13(1): e12190.
2. Among responders: Mean Absolute Change = -0.0040 (p=0.0144); Mean % Change = -10.0% (p=0.0082)

Modest improvements in CSF $A\beta_{42}$

MMSE >=20 patients



Baseline & Post-treatment Values, pg/ML (Mean ±95% CI)
2000
1500
1000
500
0
Baseline
Month 3
Absolute Change from Baseline, pg/ML (Mean±95% CI)
Increased
Decreased
400
200
0
200
400
Month 3
Percentage Change from Baseline (Mean ±95% CI)
100
50
0
-50
100
Month 3

9/13 decreased (69%)
Mean Absolute Change = -8.69 (p=ns)
Mean % Change = -0.92% (p=ns)

biovie

NE3107 May Be Associated With Reduced Oxidative Stress in the Brain

% change from baseline in brain glutathione assessed by MRS of precuneus


Precuneous Glutathione MCI/Mild AD
% change from baseline
400
300
200
100
0
-100

11/17 (59%) improved
mean +59% change
P=0.069



For all patients, there were significant correlations between glutathione and TNF-α (r=−0.44) and glutathione and ADAS-Cog12 (r=−0.45)

The Role of Reduced Insulin Signaling in Parkinson's Disease

Stimulation of insulin signaling improves motor function in Parkinson's patients

Intranasal Insulin Treatment Reduced Inflammation and Improved Motor Activity



60
40
20
0
-20
Score
*
UPDRS I
UPDRS II
UPDRS III
Bradykinesia
Insulin Baseline
Insulin Post-Treatment
Placebo Baseline
Placebo Post-Treatment

UPDRS: Unified Parkinson's Disease Rating Scale; Part I (mentation, behavior and mood); Part II (activities of daily living); Part III (Motor)
From: Novak 2019 *J Pone 0214364*

Inflammation's Role in LID

Reduction of TNF-induced inflammation reduces LID



A
L-DOPA
AIMs score
90
60
30
0
*
Veh
CPZ+
CBD
B
L-DOPA
TNF-α (pg/ml)
20
15
10
5
0
*
Veh
CPZ+
CBD
C
Veh+L-DOPA
CPZ+CBD+L-DOPA
AIMs score
80
70
60
50
40
30
0
5
10
15
20
25
r = 0.95
p < 0.0001
TNF-α (pg/mg)
D
L-DOPA
IL-1β (pg/ml)
60
40
20
0
Veh
CPZ+
CBD

6-OHDA: 6-hydroxydopamine-lesioned mice rendered dyskinetic; AIM: Abnormal Involuntary Movement Scale (lower is better); CPZ-CBD: capsazepine (CPZ) with cannabidiol (CBD), anti-inflammatory agents

Pereira 2021 F Phar 617085

NE3107 decreases L-Dopa-induced dyskinesia (LID) in marmosets



Distribution of AIMS Scores
NE3107
Placebo
Amantadine
Score Frequency
30
25
20
15
10
5
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
Less
More
Dyskinesia

Abnormal Involuntary Movement Scale (AIMS)

NE3107 has similar promotoric activity to L-dopa in rodent and marmoset models

MPTP Mouse



Mean latency to fall (sec)
200
150
100
50
0
p=0.0489
p=0.0497
p=0.0330
Saline
MPTP
MPTP + Vehicle
MPTP + NE3107
MPTP + L-dopa
MPTP + L-dopa + NE3107

MPTP Marmoset treated at Week 8



Mean Disease Score
4
3
2
1
0
Week 8
Week 9
Week 10
Week 11
Placebo
NE3107
L-Dopa
NE3107+L-Dopa
L-dopa and NE3107 combination is better than either drug alone

*p<0.001 compared to other treatment arm in time period
** L-Dopa at week 11 not statistically different from NE3107 at weeks 8 and 9

NE3107's promotoric effects observed within 4 days of treatment

MPTP: 1-methyl-4-phenyl-1,2,3,6-tetrahydropyridine, a toxin used to mimic many aspects of PD

NE3107 preserved TH+ neurons in MPTP marmosets



p=0.0013*
p=0.163
%Surviving Neurons vs. Vehicle
250
200
150
100
50
0
vehicle
amantadine
HE3286



Control moneys (M09100 and M11008)
HE3286 (M11007)
Amantadine (M10084)

Note: NE3107 was originally known as HE3286 from Hollis Eden Pharmaceuticals

BIV201

- Terlipressin administered as a continuous infusion
  - Outpatient treatment with small ambulatory infusion pump
- Targets the pathophysiology of ascites
  - Multiple small trials and Phase 2a support efficacy in reducing ascites
- Orphan and Fast Track Designations for the treatment of ascites due to all etiologies except cancer
- Mallinckrodt's Terlivaz approved in US 2022 indicated *to improve kidney function in adults with hepatorenal syndrome with rapid reduction in kidney function.* Does not impact BIV201 Clinical Program
  - Approved for different indication – Orphan market exclusivity for HRS
  - Administered in conjunction with daily albumin
  - Different dosage form and administration (intermittent bolus injections)
  - Restricted to hospital setting - black box warning
- Impacts BIV201's regulatory pathway and non-clinical package for NDA (505(b)(1))

BioVie Phase 2a trial results: BIV201 Pharmacokinetics

Continuous low blood levels of terlipressin versus spikes with IV-bolus dosing

Comparison of the PK Profile of Terlipressin Administered by Continuous Infusion or Intermittent IV Boluses.


Terlipressin IV Bolus 1 mg Q6H
Terlipressin IV Infusion 2 mg/24 h
Terlipressin IV Infusion 3 mg/24 h
Terlipressin IV Infusion 4 mg/24 h
Terlipressin Plasma Concentration (ng/ml)
50
45
40
35
30
25
20
15
10
5
0
0
4
8
12
16
20
24
Time (h)

Simulated terlipressin plasma concentrations following IV bolus of 1 mg every 6 hours 1 [Lucassin, AusPAR-cer 2011] and IV continuous infusions of 2 mg, 3 mg, or 4 mg per day

Source: BioVie poster presentation at AASLD 2019. BIV201 is an investigational therapy

Ascites volume (L) 28d pre- vs 28d post-treatment



0
-40
-80
% Change from Baseline: Mean +- 90%CI
BIV201 + SOC
SOC only

BIV201 + SOC
Mean: 34 % reduction
5/10 (50%) with >40% reduction
P=0.0046

SOC only
Mean: 3.1 % increase
0/5 (0%) with >40% reduction
P=0.8

BIV201 vs SOC
P value = **0.05** for difference

biovie